LEASE (Details Narrative)	9 Months Ended
Sep. 30, 2022 USD ($)
LEASE
Remaining Lease Term	18 years
Discount Rate	8.00%
Lease Expense	$ 95,719
Maintenance Charges	$ 1,155
Lease Term Period	64 months
Description Of Lease Contract	The Company has two five-year options to extend the Lease and a one-time option to terminate the Lease 36 months after the commencement of the initial term if no additional space became available
Annual Base Rent Increased	$ 125,034
Percentage Of Annual Increase In Rent	2.50%